UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) February 1, 2006
                                                         ----------------


                           PRESSURE BIOSCIENCES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                  MASSACHUSETTS
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                 (State or Other Jurisdiction of Incorporation)


          0-21615                                        04-2652826
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   (Commission File Number)                 (I.R.S. Employer Identification No.)


321 Manley Street, West Bridgewater, MA                    02379
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(Address of Principal Executive Offices)                 (Zip Code)


                                 (508) 580-1818
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

On February 1, 2006, Pressure BioSciences, Inc. (the "Company") entered into an agreement with the University of New Hampshire, pursuant to which the University of New Hampshire has agreed to provide certain research and development services for the Company through December 31, 2006. Subject to the terms of the agreement, the Company will pay the University of New Hampshire an aggregate of $157,850 during the term of the agreement. A copy of the agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by this reference.


Item 9.01    Financial Statements and Exhibits.

(d)          Exhibits

Exhibit
Number       Exhibit Description
-------      -------------------------------------------------------------
10.1*        Agreement for Research Services dated February 1, 2006 by and between Pressure BioSciences, Inc. and the University of New
             Hampshire


*    Certain of the appendices to this agreement have been omitted pursuant to
Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the SEC, upon request, a copy of any omitted appendix.



                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 7, 2006
                                       PRESSURE BIOSCIENCES, INC.


                                       By: /s/ RICHARD T. SCHUMACHER
                                           -------------------------------------
                                           Richard T. Schumacher, President and
                                           Chief Executive Officer


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